UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2018 (October 15, 2018)
REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Lakeside Boulevard Richardson, Texas	75082-4305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
RealPage, Inc. (the “Company” or “we” or “us”) filed a Form 8-K with the Securities and Exchange Commission on October 15, 2018 (the “Original Filing”) to report the completion of its previously announced acquisition of all outstanding shares of capital stock and other equity interests of Rentlytics, Inc., a Delaware corporation ("Rentlytics"). In the Original Filing, we stated that the required financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited financial statements of Rentlytics as of and for the year ended December 31, 2017 are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
The unaudited condensed financial statements of Rentlytics as of and for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited combined condensed pro forma financial information with respect to the Company’s acquisition of Rentlytics is filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Montgomery Coscia Greilich LLP.

99.1	Rentlytics audited financial statements as of and for the year ended December 31, 2017.

99.2	Rentlytics unaudited condensed financial statements as of and for the nine months ended September 30, 2018 and 2017.

99.3
Unaudited combined condensed pro forma balance sheet at September 30, 2018; unaudited combined condensed pro forma statement of operations for the year ended December 31, 2017; and unaudited combined condensed pro forma statement of operations for the nine months ended September 30, 2018.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K/A contains or incorporates by reference “forward-looking” statements relating to the cost savings and synergies related to the Rentlytics acquisition.  These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “estimates,” “plans,” or similar expressions and the negatives of those terms. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission by RealPage Inc. All information provided in this report is as of the date hereof and RealPage Inc. undertakes no duty to update this information except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.
By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer, Executive Vice President and Treasurer
Date: November 16, 2018